                                                                    EXHIBIT 99.6

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $3,512,448,473.12
Beginning of the Month Finance Charge Receivables:             $  174,535,982.97
Beginning of the Month Discounted Receivables:                 $            0.00
Beginning of the Month Total Receivables:                      $3,686,984,456.09

Removed Principal Receivables:                                 $            0.00
Removed Finance Charge Receivables:                            $            0.00
Removed Total Receivables:                                     $            0.00

Additional Principal Receivables:                              $            0.00
Additional Finance Charge Receivables:                         $            0.00
Additional Total Receivables:                                  $            0.00

Discounted Receivables Generated this Period:                  $            0.00

End of the Month Principal Receivables:                        $3,417,370,236.31
End of the Month Finance Charge Receivables:                   $  174,608,577.11
End of the Month Discounted Receivables:                       $            0.00
End of the Month Total Receivables:                            $3,591,978,813.42

Special Funding Account Balance                                $            0.00
Aggregate Invested Amount (all Master Trust II Series)         $2,300,000,000.00
End of the Month Transferor Amount                             $1,117,370,236.31
End of the Month Transferor Percentage                                    32.70%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                     $   83,634,689.18
     60-89 Days Delinquent                                     $   62,753,085.90
     90+ Days Delinquent                                       $  121,883,424.41

     Total 30+ Days Delinquent                                 $  268,271,199.49
     Delinquent Percentage                                                 7.47%

Defaulted Accounts During the Month                            $   22,890,721.14
Annualized Default Percentage                                              7.82%

Jan-2001                             1996-A                               Page 2

Principal Collections                                            $448,049,912.53
Principal Payment Rate                                                    12.76%

Total Payment Rate                                                        13.67%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                             $369,000,000.00
     Class B Initial Invested Amount                             $ 38,250,000.00
     Class C Initial Invested Amount                             $ 42,750,000.00
                                                                 ---------------
INITIAL INVESTED AMOUNT                                          $450,000,000.00

     Class A Invested Amount                                     $369,000,000.00
     Class B Invested Amount                                     $ 38,250,000.00
     Class C Invested Amount                                     $ 42,750,000.00
                                                                 ---------------
INVESTED AMOUNT                                                  $450,000,000.00

     Class A Adjusted Invested Amount                            $369,000,000.00
     Class B Adjusted Invested Amount                            $ 38,250,000.00
     Class C Adjusted Invested Amount                            $ 42,750,000.00
                                                                 ---------------
ADJUSTED INVESTED AMOUNT                                         $450,000,000.00

PREFUNDED AMOUNT                                                 $          0.00

FLOATING ALLOCATION PERCENTAGE                                            12.81%
PRINCIPAL ALLOCATION PERCENTAGE                                           12.81%

     Class A Principal Allocation Percentage                              82.00%
     Class B Principal Allocation Percentage                               8.50%
     Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-A                                                 $ 57,402,254.36

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-A                                                    $  7,172,755.55

MONTHLY SERVICING FEE                                            $    562,500.00

INVESTOR DEFAULT AMOUNT                                          $  2,932,662.10

Jan-2001                             1996-A                               Page 3

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    82.00%

     Class A Finance Charge Collections                            $6,342,909.57
     Other Amounts                                                 $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $6,342,909.57

     Class A Monthly Interest                                      $1,854,418.73
     Class A Servicing Fee                                         $  461,250.00
     Class A Investor Default Amount                               $2,404,782.92

TOTAL CLASS A EXCESS SPREAD                                        $1,622,457.92

REQUIRED AMOUNT                                                    $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.50%

     Class B Finance Charge Collections                            $  657,496.70
     Other Amounts                                                 $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                      $  657,496.70

     Class B Monthly Interest                                      $  199,398.21
     Class B Servicing Fee                                         $   47,812.50

TOTAL CLASS B EXCESS SPREAD                                        $  410,285.99
CLASS B INVESTOR DEFAULT AMOUNT                                    $  249,276.28
CLASS B REQUIRED AMOUNT                                            $  249,276.28

CLASS C FLOATING ALLOCATION PERCENTAGE                                     9.50%

Jan-2001                             1996-A                               Page 4

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                $2,714,155.69

     Excess Spread Applied to Class A Required Amount              $        0.00

     Excess Spread Applied to Class A Investor Charge Offs         $        0.00

     Excess Spread Applied to Class B Required Amount              $  249,276.28

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                               $        0.00

     Excess Spread Applied to Class C Required Amount              $  523,725.34

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                               $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee          $   93,750.00

     Excess Spread Applied to Cash Collateral Account              $        0.00

     Excess Spread Applied to Spread Account                       $        0.00

     Excess Spread Applied to Reserve Account                      $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                     $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                      $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                            $1,847,404.07

Jan-2001                             1996-A                               Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                         $9,561,492.27

SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-A                                                      $        0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                        $        0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                   $        0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                        $        0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                          $        0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                        $        0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                          $        0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                    $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                   $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                      $        0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              8.13%
    Base Rate (Prior Month)                                                8.96%
    Base Rate (Two Months Ago)                                             8.87%
                                                                           -----
THREE MONTH AVERAGE BASE RATE                                              8.65%

    Portfolio Yield (Current Month)                                       12.81%
    Portfolio Yield (Prior Month)                                         12.49%
    Portfolio Yield (Two Months Ago)                                      12.43%
                                                                          ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.57%

Jan-2001                             1996-A                               Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                       $57,402,254.36

INVESTOR DEFAULT AMOUNT                                           $ 2,932,662.10

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                $         0.00
    Allocable to Class B Certficates                              $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                 $         0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                $         0.00
    Deficit Controlled Accumulation Amount                        $         0.00
CONTROLLED DEPOSIT AMOUNT                                         $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                 $60,334,916.46

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                      $         0.00
CLASS B INVESTOR CHARGE OFFS                                      $         0.00
CLASS C INVESTOR CHARGE OFFS                                      $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                           $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                           $         0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                           $         0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $13,500,000.00
    Available Cash Collateral Amount                              $13,500,000.00

TOTAL DRAW AMOUNT                                                 $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                   $         0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By: /s/ Tracie Klein
                                             --------------------------------
                                                Tracie H. Klein
                                                First Vice President